Other Deductions, Net	9 Months Ended
Sep. 30, 2020
Other Income and Expenses [Abstract]
Other Deductions, Net

(12) OTHER DEDUCTIONS, NET

Other deductions, net are summarized as follows:

	Nine months ended September 30, 2020	Nine months ended September 30, 2019
Amortization of intangibles (excluding software)	97.1	96.7
Restructuring costs (see Note 4)	73.0	9.4
Foreign currency loss (gain), net	16.3	(6.6)
Asset impairment (see Note 5)	21.7	—
Other, net	1.9	(0.9)
Total	$210.0	$98.6